UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): March 15, 2006


                                  BIONOVO, INC.
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             (Exact name of registrant as specified in its charter)


                                    Delaware
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                 (State or other jurisdiction if incorporation)

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             000-50073                          87-0576481
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     (Commission File Number)      (I.R.S. Employer Identification No.)
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           5858 Horton Street, Suite 375, Emeryville, California 94608
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                    (Address of principal executive offices)


                                 (510) 601-2000
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              (Registrant's telephone number, including area code)


                                       N/A
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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 5.02. Departure of Directors or Principal Officers; Election of Directors;
           Appointment of Principal Officers.

(d) On March 15, 2006, we announced the election of Frances W. Preston to our Board of Directors, effective as of March 15, 2006. The Board of Directors expects to name Ms. Preston to its Audit Committee.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.   Description
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99.1          Press Release of Bionovo, Inc. issued on March 15, 2006.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                               BIONOVO, INC.


Date:  March 15, 2006                          By: /s/ James P. Stapleton
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                                                     James P. Stapleton
                                                     Chief Financial Officer


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                                  EXHIBIT INDEX

Exhibit No.   Description
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99.1          Press Release of Bionovo, Inc. issued on March 15, 2006.


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